UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

WALGREENS BOOTS ALLIANCE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Walgreens Boots Alliance, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), and Blazing Star Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 6, 2025, by and among the Company, Parent and Merger Sub.

1. Team Member FAQ

Team Members

1. What does this mean for me? Will this announcement have an immediate impact on day-to-day operations or my responsibilities at WBA?

•	While we recognize this announcement is a significant development, it’s important to note that nothing is changing today.

•

There are a number of approvals required before we close the transaction in what we estimate to be in the fourth quarter calendar year 2025. As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	The Company will continue to operate under Walgreens and Boots, and our trusted portfolio of consumer brands.

•	Just as important, the things that matter most to you and your teams – compensation, benefits, where you work, who you report to – will not change as a result of the transaction.

•

We are operating as usual and remain laser focused on executing against our turnaround plans, including critical initiatives like modernizing the customer experience, recapturing unparalleled pharmacy leadership, and leveraging our reach, engagement and expertise in growing healthcare services.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly and frequently with you between signing and closing and will regularly update pages on W Connect and WBAWW.

2. Will there be layoffs as a result of this transaction?

•

There will be no changes to your compensation, benefits, where you work, and who you report to as a result of the transaction. This is true whether you are working inside of Walgreens, Boots, Shields, CareCentrix or any other part of the company.

•

In transforming our company in a changing world, we remain committed to continuously evaluating our talent and structure over time and to being as transparent as possible. This is true as a public company and it will be true as a private company.

•	Our goal is to minimize shifts in our organization, and there are no changes today.

3. Should we expect any changes to compensation or benefits?

•

While we recognize this announcement is a significant development, it’s important to note that nothing is changing today. This is true whether you are working inside of Walgreens, Boots, Shields, CareCentrix or any other part of our company.

•	Once the transaction is closed, which we expect to occur in the fourth quarter calendar year 2025, most of the benefits that matter most to you will continue unchanged.

•	Your salary and most of your benefits should not be impacted as a result of this transaction:

•	Including, for those eligible, medical and other insurance, paid time off, 401(k), severance, and employee discounts; and

•	Your accruals for years of service, as well as your progress towards annual deductibles.

•

For those who are bonus eligible, your FY25 bonus won’t be impacted – it will be paid based on performance against plan. We are currently tracking ahead of plan, which would mean payout above target if we keep it up.

•	We also expect that your target bonus amount for FY26 will not change as a result of the transaction.

4. What are Tim’s plans post-close? Is our leadership changing?

•	Tim is committed to WBA and is excited about what this transaction means for our long-term future.

•	Importantly – there is nothing changing today. Tim and the entire executive team continue to execute against our turnaround strategy.

•	Please stay focused on doing what you do best – serving the needs of our customers and patients every day.

5. Does Sycamore plan to break up the Company?

•	As with any transaction of this nature, the financing and legal structure of WBA will change in many ways.

•	However, this does not mean changes in the way we operate day-to-day. Each business unit will remain focused on its strategic goals.

•	Sycamore has deep respect for WBA’s talented and dedicated team members across business units, and they are committed to stewarding each of our iconic brands.

•	Importantly, we are operating as usual. We ask that you continue to do what you do best – serving our customers, patients and communities.

6. What will Stefano Pessina’s involvement be going forward? What does his reinvestment agreement mean?

•	Stefano will reinvest the cash he is receiving as a WBA shareholder into the acquiring company.

•	This means that upon closing of the transaction, Stefano will continue to be a significant owner of the business, alongside Sycamore Partners.

7. Is the corporate Walgreens HQ remaining in Deerfield/Chicago?

•	Our global headquarters will remain in Chicagoland, with dedicated team members in our various locations around the world, and we will continue contributing to the communities in which we operate.

•	We are operating as usual.

8. Will we still be closing the previously announced 1,200 stores over the next three years? More?

•	We are continuing with our previously announced turnaround plan aimed at stabilizing the retail pharmacy, which includes our footprint optimization program.

•	We are in the early stages of our turnaround and, even with flawless execution, it will take time and relentless focus.

•	We will continue to communicate directly and frequently with you between signing and closing and will regularly update a page on W Connect and WBAWW.

9. Can we still hire for open roles and open new roles?

•	We continue to evaluate each open role to ensure it aligns with our current business needs and strategy.

•	There is no change in our policy regarding open roles or open new roles as a result of this announcement.

10. If Applicable: I own shares in WBA. What will happen to employee stock? What happens to equity that has been granted, but is unvested?

•	While we recognize this announcement is a significant development, it’s important to note that nothing is changing today.

•	Once the transaction is closed, which we expect to occur in the fourth quarter calendar year 2025, most of the benefits that matter most to you will continue unchanged.

•	For those who currently own vested or unvested shares in WBA:

•

If you own shares in WBA that are vested, you will keep those shares. Upon close, you’ll receive $11.45 in cash per share as well as the right to receive up to $3.00 in cash per share from future monetization of the VillageMD business, which is being referred to as a “DAP Right” (which stands for Divested Asset Proceed Right).

•

If you hold RSUs in WBA that are unvested, the vesting conditions remain unchanged. Upon close they will convert to cash-based awards at the transaction value (including both components described above), subject to your existing vesting schedule.

•

If you hold PSUs in WBA that are unvested, upon close, the performance targets will be considered fully achieved at the target level. Those shares will convert to cash-based awards at the transaction value (including both components described above), subject to your existing time-based vesting schedule.

•	For those who are currently eligible for equity compensation, after close, your annual stock award will be replaced by a new long-term incentive program put in place by Sycamore:

•	Sycamore understands the importance of aligning incentives through a long-term incentive program.

•

While private company programs differ from public company programs in important ways, Sycamore aims to offer you the opportunity to earn as much as, or more than, you would have earned under the current program, subject to company performance.

•	Sycamore has implemented similar programs across every company they partner with; these typically offer a combination of the following depending on your role and seniority:

•	Shares in the privately-held company, or

•	Cash awards (incremental to annual cash bonuses), which may or may not be tied to company performance.

•	Details of the new program will be communicated as it is finalized in the coming months.

11. If Applicable: What happens to my ESPP contributions?

•	If you are currently participating in the ESPP:

•

The monthly purchase cycles are expected to continue until shortly before close, and your ESPP contributions continue to allow you to purchase WBA stock at a 10% discount on the last trading day of the month.

•	You will not be permitted to increase your rate of contribution, although you can reduce or stop future contributions.

•	Any ESPP contributions that are not ultimately used to purchase stock will be refunded to you (without interest) as soon as administratively practical after close.

•	No new individuals will be permitted to enroll in the ESPP following the date of the Merger signing.

12. Will I continue to be subject to trading windows?

•	As a general rule there are no restrictions on team members transacting stock based on material information that is publicly disclosed, such as this transaction announcement.

•	Until close, we will continue to operate as a public company.

•	Team members who have material information that is not publicly disclosed, are subject to all trading windows and restrictions until the acquisition closes.

•

For assistance with WBA stock held at Fidelity, please contact a Fidelity Stock Plan Representative at 1-800-544-9354, available from Sunday 5:00 p.m. through midnight on Friday EST (excluding all New York Stock Exchange holidays except Good Friday). If your WBA stock is held with a different broker, you will need to contact that broker.

13. When can we anticipate more clarity on details of what this means for me?

•

There are a number of approvals required before we close the transaction in what we estimate to be in the fourth quarter calendar year 2025. As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly and frequently with you between signing and closing and will regularly update a page on W Connect and WBAWW.

14. What does this mean for the patients and consumers that rely on us?

•	Sycamore is confident in WBA’s pharmacy led model and essential role in driving better outcomes for patients, customers and communities. They are committed to stewarding WBA’s iconic brands.

•

We expect Sycamore’s established leadership in retail and consumer investments combined with our expertise in healthcare will better position WBA to become the first choice for pharmacy, retail and health services.

•	We are confident this transaction will help us accelerate our turnaround.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	We will continue to communicate directly and frequently with you between signing and closing and will regularly update a page on W Connect and WBAWW.

15. What should I tell external stakeholders who ask me about the transaction?

•	You can tell them that while we recognize this announcement is a significant development, nothing is changing today.

•	Our focus remains on serving the needs of our customers and patients every day.

•	Beyond this, only authorized spokespeople are allowed to speak about the transaction on behalf of the Company.

•	Please do not engage in speculation and please escalate any inquiries per your usual protocols and Company policy.

•	Many aspects of our arrangement are required by law to remain confidential and we appreciate their understanding on this issue.

16. When can I expect more information?

•	We will continue to communicate directly and frequently with you between signing and closing and will regularly update a page on W Connect and WBAWW.

•	We encourage all team members to join the upcoming town halls.

General

17. What was announced today?

•	WBA has agreed to be acquired by Sycamore Partners.

•	Walgreens, Boots and our portfolio of brands are included in the acquisition.

•

As part of the transaction, shareholders will receive $11.45 per share in cash and one non-transferable right to receive up to $3.00 in cash per WBA share from the future monetization of WBA’s debt and equity interests in VillageMD, which includes the Village Medical, Summit Health and CityMD businesses.

•	Following the close of the transaction, which is expected in the fourth quarter calendar year 2025, WBA will become a private company.

18. What is private equity?

•	After the transaction closes, WBA will become a private company.

•	Private equity firms typically invest money on behalf of large institutional investors including pension funds, insurance companies, university endowments and others.

•	Private equity firms seek to earn above average returns on their investments by helping their portfolio companies grow sales and profits under their ownership.

•

Private equity firms often buy companies that need time to transform their business. They buy them because they are confident that these companies will succeed, and that being shielded from the public company spotlight will aid in the transformation.

•	There are many large, successful privately-owned companies that you use every day, many of which are owned by private equity firms.

19. Who is Sycamore?

•	Sycamore Partners is a leading private equity firm specializing in retail and consumer investments.

•	Sycamore has a long history of collaborating with management teams to grow the value of businesses.

•	They have spent countless hours getting to know our business, meeting with leaders and the Board and visiting stores around the world.

•

They also bring objective outside perspectives, creativity and a track record of successful investments in retailers navigating change, including leading companies such as Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada).

•

We expect Sycamore’s established leadership in retail and consumer investments combined with our expertise in healthcare will better position WBA to become the first choice for pharmacy, retail and health services.

•	Importantly, Sycamore is confident in WBA’s pharmacy-led model and understands the essential role WBA plays in driving better outcomes for patients, customers and communities.

20. Why this transaction? Why now?

•

When we initially announced our turnaround strategy, we acknowledged that we would thoroughly evaluate our plans in the face of the rapidly evolving pharmacy industry and an increasingly complex and competitive retail landscape that we operate within.

•	The Board was mindful that the turnaround strategy was ambitious.

•	We are in the early stages of our turnaround and, even with flawless execution, it will take time and relentless focus.

•

The WBA Board considered all these factors in evaluating this transaction and, the Board unanimously concluded that this agreement provides shareholders premium cash value, with the ability to benefit from additional value creation going forward from monetization of the VillageMD businesses.

•	Sycamore will provide WBA with the expertise and experience of a partner with a track record of successful investments in retailers navigating change.

•

We expect Sycamore’s established leadership in retail and consumer investments combined with our expertise in healthcare will better position WBA to become the first choice for pharmacy, retail and health services.

21. Can you explain how shareholders can participate in the monetization of VillageMD?

•

Each WBA share will receive one non-transferable right, which will entitle its holder to up to $3.00 in cash per WBA share from the future monetization of WBA’s debt and equity interests in VillageMD, which includes the Village Medical, Summit Health and CityMD.

•	However, there can be no assurances that a sale will occur, and no assurances as to the timing, terms or amount of proceeds from any potential sale.

22. What companies has Sycamore taken private?

•

Sycamore has a track record of successful investments in retailers navigating change and has led many leading brands – such as Staples, Talbots, Ann Taylor/LOFT and RONA (formerly Lowe’s Canada) – as private companies.

23. What are the benefits to us of being a private company vs. a public company? Does this mean we are a private company today?

•	While this announcement is a significant development, it’s important to note that nothing is changing today.

•

There are a number of approvals required before we close the transaction in what we estimate to be in the fourth quarter calendar year 2025. As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	Ultimately, we expect that operating as a private company will enable us to continue to execute and accelerate our turnaround plan and further enhance the customer, patient and team member experience.

•	Going private enables us to be more nimble and long-term in our decision making and will take us out of the public company spotlight, giving us the time we need to transform WBA.

24. Are there differences we will notice as a private company? Does this change WBA’s strategy?

•	As we transition from a publicly listed company to a private company, there will be some duties related to being a publicly traded company that will not be required as a private company.

•	Our most important responsibility – serving customers and patients – will not change.

25. What is the timeline to close? What do I need to do between now and close?

•	This transaction is expected to close in the fourth quarter calendar year 2025.

•	While we recognize this announcement is a significant development, it’s important to note that nothing is changing today.

•	As we work through these steps, we remain a public company and will continue to operate with excellence just as we do today.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

26. What happens if the deal is not approved and the transaction doesn’t close?

•	We’re not going to speculate on hypotheticals. We’re confident in the value this transaction will provide for all of our stakeholders, and our path ahead.

•

In any event, we remain laser focused on executing against our turnaround plans, including critical initiatives like modernizing the customer experience, recapturing unparalleled pharmacy leadership, and leveraging our reach, engagement, and expertise in growing healthcare services.

Brands

27. Will we keep the Walgreens name and brand?

•	The Company will continue to operate under Walgreens, Boots and our trusted portfolio of consumer brands.

•	Our trusted brands and deep commitment to our customers, patients, community and team members will continue to anchor our business.

•	Sycamore has deep respect for WBA’s talented and dedicated team members, and is committed to stewarding the Company’s iconic brands.

•

We expect Sycamore’s established leadership in retail and consumer investments combined with our expertise in healthcare will better position WBA to become the first choice for pharmacy, retail and health services.

28. What does this mean for Boots?

•	Boots will continue operating as part of WBA.

•	We are pleased that Boots continues to outperform its growth goals, including its digital, beauty and health services plans and looks forward to building upon these successes alongside Sycamore.

29. Will our brands be broken up or split off following the close of the transaction?

•	The Company will continue to operate under Walgreens, Boots and our trusted portfolio of consumer brands.

•	Our trusted brands and deep commitment to our customers, patients, community and team members will continue to anchor our business.

•

It is also important to remember that this announcement is only the first step. Looking ahead, if there are more specifics we can share as we have strategic planning discussions with Sycamore, we will disclose them in due course.

30. What does this mean for Shields?

•	Shields Health Solutions is a wholly-owned subsidiary of WBA. Nothing is changing today for Shields.

31. What does this mean for CareCentrix?

•	CareCentrix is a wholly-owned subsidiary of WBA. Nothing is changing today for CareCentrix.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

2. Store Manager Toolkit: Customer FAQ/Q&A

Store Employee Talking Points

Below are key messages to assist you in your conversations with store employees.

What Was Announced / Why Pursue this Transaction

•	Walgreen Boots Alliance has agreed to be acquired by Sycamore Partners, a leading private equity firm specializing in retail and consumer investments.

•	Once the transaction closes, which is expected to occur in the fourth quarter of calendar year 2025, WBA will become a private company.

•	This is an important milestone in our company’s history.

•

Leveraging WBA’s healthcare expertise and Sycamore’s established leadership in retail and consumer investments, we will be better positioned to become the first choice for pharmacy, retail and health services.

•	Sycamore has spent countless hours getting to know our business and visiting stores.

•	Importantly, they believe our stores are central to the value we provide our communities.

•	Similarly, they recognize the talent and dedication of our over 311,000 global team members who are fiercely committed to WBA and our customers and patients.

What This Means for Team Members / Next Steps

•	While this transaction will bring about a change in ownership, it does not change who we are, what we do, or our values.

•	Our priority remains the same – serving our customers and communities to the best of our ability.

•	And as we move forward – our trusted brands and deep commitment to our customers, patients, communities and team members will continue to anchor our business.

•	All shifts and employment status remain the same, as do all our responsibilities.

•	We ask that you continue to do what you do best – serving our customers, patients and communities.

•	Should you receive any questions from customers regarding the transaction, we ask you please point them to this one-pager which will be posted in our stores.

Closing

•	Thank you for your commitment and dedication to WBA.

•	This transaction is a positive step toward our next chapter!

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.